                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


           Date of Report (earliest event reported): December 24, 1999





                               LIFEWAY FOODS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         Illinois                      0-17363                   36-3442829
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)



6431 W. Oakton, Morton Grove, Illinois                             60053
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:       (847) 967-1010
                                                   -----------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS.

A. As previously reported, in October 1999, Lifeway Foods, Inc. (the "Registrant") entered into a transaction with Danone Foods, Inc. ("Danone"), a subsidiary of Groupe Danone based in Paris, France, whereby the Registrant issued and sold 497,767 shares of restricted common stock to Danone at a purchase price of $10.00 per share, for an aggregate equity investment of $4,977,670. In connection with the transaction, Danone also purchased 150,000 outstanding shares of common stock from certain shareholders, including the Registrant's controlling shareholder, on similar terms.

Subsequent to the initial transactions described above, Danone purchased an additional 215,922 shares of common stock in private transactions with certain shareholders, including the Registrant's controlling shareholder and two other affiliates. As a result of these additional purchases, Danone is presently the beneficial owner of 20% of the outstanding common stock of the Registrant. The parties have agreed that, subject to limited exceptions, for a period of five years, Danone may not own more than 20% of the outstanding common stock of the Registrant.

B. On November 15, 1999, Mr. Thomas Kunz, as the nominee of Danone, joined the Board of Directors. Mr. Kunz is President, CEO and a director of both Danone and its subsidiary, The Dannon Company, Inc. In these positions, Mr. Kunz has strategic and direct responsibilities for Groupe Danone's dairy products in the U.S. and Canada as well as worldwide category responsibility for dairy desserts.

C. On December 24, 1999, the Registrant entered into a Support Agreement with The Dannon Company, Inc. (a subsidiary of Danone). The primary purpose of the Support Agreement, which provides for an initial term of three years and is renewable annually thereafter, is to allow the Registrant access to Danone's brokers and distributors in the United States. The parties agreed that they would not compete with each other during the term of the Support Agreement and for three years after termination of the agreement with respect to certain yogurt, cheese and kefir products.

D. On December 24, 1999, the Registrant also entered into a letter agreement which amended the original Stockholders' Agreement with Danone. The purposes of the amendments were to 1) clarify that Danone's anti-dilutive rights, Danone's Right of First Refusal, and Michael Smolyansky's reciprocal Right of First Refusal would apply to any form of capital stock (not just common stock); and 2) that the parties shall cause a vote at the next annual shareholders' meeting to amend the Articles of Incorporation to clarify that the Registrant has the power to grant preemptive rights to any of its shareholders by contract.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired.  Not applicable.

         (b)      Pro Forma Financial Information.  Not applicable.

         (c) Exhibits. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B.

      Exhibit No.          Description

         10.10 Stock Purchase Agreement with Danone Foods, Inc., dated October 1, 1999. ((Incorporated by reference to Exhibit 10.10 of the Registrant's Current Report on Form 8-K dated October 1, 1999, and filed October 12,
                           1999).

         10.11 Stockholders' Agreement with Danone Foods, Inc. dated October 1, 1999. (Incorporated by reference to
                           Exhibit 10.11 of the Registrant's Current Report on Form 8-K dated October 1, 1999, and filed October 12,
                           1999).

         10.12 Letter Agreement dated December 24, 1999 amending the Stockholders' Agreement with Danone Foods, Inc. dated October 1, 1999. (Filed herewith.)

         10.13 Support Agreement with The Dannon Company, Inc. dated December 24, 1999. (Filed herewith).


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LIFEWAY FOODS, INC.



                                    By:  /s/ Michael Smolyansky
                                       -----------------------------------------
                                         Michael Smolyansky, President and CEO

Date:  January 11, 1999

                                  EXHIBIT INDEX



      Exhibit No.          Description
      -----------          -----------
         10.10             Stock Purchase Agreement with Danone Foods, Inc.,
                           dated October 1, 1999. ((Incorporated by reference to
                           Exhibit 10.10 of the Registrant's Current Report on
                           Form 8-K dated October 1, 1999, and filed October 12,
                           1999).

         10.11             Stockholders' Agreement with Danone Foods, Inc. dated
                           October 1, 1999. (Incorporated by reference to
                           Exhibit 10.11 of the Registrant's Current Report on
                           Form 8-K dated October 1, 1999, and filed October 12,
                           1999).

         10.12             Letter Agreement dated December 24, 1999 amending the
                           Stockholders' Agreement with Danone Foods, Inc. dated
                           October 1, 1999. (Filed herewith.)

         10.13             Support Agreement with The Dannon Company, Inc. dated
                           December 24, 1999. (Filed herewith).